   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 28, 1998

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                      RF POWER PRODUCTS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                                                        NEWS
                                                                       RELEASE



Neil G. Berkman Associates                                    Company Contact:
1900 Avenue of the Stars
Suite 2850                                                     Dr. Joseph Stach
Los Angeles, CA 90067                                          Chairman & CEO
(310) 277-5162                                                 (609) 627-6100


   RF POWER PRODUCTS, INC. (ASE) ANNOUNCES THIRD QUARTER RESULTS


  VOORHEES, NEW JERSEY, September 25, 1998 . . . RF POWER PRODUCTS, INC. (ASE:RFP) announced today a net loss for the third quarter of fiscal 1998 ended August 31, 1998 of $1,341,000, or $0.11 per basic and diluted share, compared to net income of $775,000, or $0.06 per basic and diluted share, last year. Net sales were $4,365,000 compared to $10,117,000 in the same period last year.

  For the nine months ended August 31, 1998, the net loss was $3,048,000, or $0.25 per basic and diluted share, compared to net income of $983,000, or $0.08 per basic and diluted, share last year. Net sales were $17,387,000 compared to $23,771,000 for the same period a year earlier.

  Dr. Joseph Stach, President of RF Power Products, noted that third quarter and year-to-date sales continue to be affected by weakness in the semiconductor capital equipment market.

  On June 2, 1998, RF Power announced that it had agreed to be acquired by Advanced Energy Industries, Inc. (NASDAQ:AEIS). A special meeting of shareholders to consider and vote on the proposed acquisition has been set for October 8, 1998. Solicitation of proxies with respect to the special meeting is made only by means of a proxy statement/prospectus previously mailed to RF Power's shareholders.

  RF Power Products Inc. (HTTP://WWW.RFPOWER.COM) designs and manufactures radio frequency power systems, matching networks and other peripheral products primarily for original equipment manufacturers in the semiconductor, flat panel display, thin film disc media and analytical instrument markets.

THE STATEMENTS CONTAINED IN THIS RELEASE WHICH ARE NOT HISTORICAL FACTS MAY BE DEEMED TO CONTAIN FORWARD-LOOKING STATEMENTS WITH RESPECT TO EVENTS, THE OCCURRENCE OF WHICH INVOLVE RISKS AND UNCERTAINTIES, INCLUDING, WITHOUT LIMITATION, DEMAND AND COMPETITION FOR THE COMPANY'S SERVICES AND PRODUCTS, AND OTHER RISKS OR UNCERTAINTIES DETAILED IN THE COMPANY'S SECURITIES AND EXCHANGE COMMISSION FILINGS.

                          (table attached)                      #1768

                            RF POWER PRODUCTS, INC.
                            STATEMENT OF OPERATIONS
             ($ in thousands except for share and per share data)
                                  (unaudited)


                                            Three Months Ended Aug. 31,               Nine Months Ended Aug. 31,
                                        ------------------------------------     -------------------------------------
                                                 Percent            Percent             Percent             Percent
                                          1998   of Sales    1997   of Sales     1998   of Sales    1997    of Sales
                                        -------  --------  ------   --------   ------   --------  -------   --------
Sales                                   $ 4,365    100     $10,117    100      $17,387    100     $23,771     100
Cost of sales                             3,132     72       5,914     58       11,753     68      14,525      61
                                        -------            -------             -------            -------
 Gross margin                             1,233     28       4,203     42        5,634     32       9,246      39
Operating expenses:
 Research and development                 1,234     28       1,412     14        3,919     22       3,274      14
 Sales, general and administrative        1,328     30       1,581     16        4,677     27       4,370      18
 Interest expense, net                       31      1          39      -          105      1          90
                                        -------            -------             -------            -------
                                          2,593     59       3,032     30        8,701     50       7,734      33

Income (loss) before taxes               (1,360)   (31)      1,171     12       (3,067)   (18)      1,512       6
Tax expense (benefit)                       (19)     -         396      4          (19)     -         529       2
                                        -------            -------             -------            -------
Net income (loss)                       $(1,341)   (31)    $   775      8      $(3,048)   (18)    $   983       4
                                        -------            -------             -------            -------
                                        -------            -------             -------            -------
Net income (loss) per share
   Basic                                $ (0.11)           $  0.06             $ (0.25)           $  0.08
   Diluted                              $ (0.11)           $  0.06             $ (0.25)           $  0.08
                                        -------            -------             -------            -------
                                        -------            -------             -------            -------
Average common shares outstanding
   Basic                             12,149,550         12,138,858          12,148,608         12,130,760
   Diluted                           12,149,550         12,412,607          12,148,608         12,264,611
                                     ----------         ----------          ----------         ----------
                                     ----------         ----------          ----------         ----------

SUMMARY BALANCE SHEET
                                                         August 31,    November 30,
                                                            1998          1997
                                                         ----------    ------------
Current Assets                                            $  8,077         $ 14,230
Net Property Plant & Equipment                               3,366            3,521
Other Assets                                                   225               70
                                                          --------         --------
  Total Assets                                            $ 11,668         $ 17,821
                                                          --------         --------
                                                          --------         --------
Current Liabilities                                       $  3,366         $  6,144
Long Term Liabilities                                        1,111            1,499
Shareholders' Equity                                         7,191           10,178
                                                          --------         --------
  Total Liabilities & Shareholders' Equity                $ 11,668         $ 17,821
                                                          --------         --------
                                                          --------         --------